                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Annie's Homegrown, Inc.
       ________________________________________________________________
               (Name of Registrant as Specified in Its Charter)

       _________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):
     /X/  No fee required
     /  / Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and
          0-11.
     (1) Title of each class of securities to which transaction applies:

       _________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

        ________________________________________________________________

     (4)  Proposed maximum aggregate value of the transaction:

        ________________________________________________________________


     (5)  Total fee paid:

        ________________________________________________________________


    /  /  Fee paid previously with preliminary materials:

        ________________________________________________________________

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ________________________________________________________________

     (2)  Form, Schedule or Registration Statement no.:

                                 SCHEDULE 14A
        ________________________________________________________________

     (3)  Filing Party:

                            Annie's Homegrown, Inc.
        ________________________________________________________________

     (4)  Date Filed:

                                 July 29, 1998

                            ANNIE'S HOMEGROWN, INC.
                                395 MAIN STREET
                              WAKEFIELD, MA 01880

                                _______________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 14, 1998

                                _______________


Dear Stockholder:

     It is with great pleasure that the directors and I invite you to attend the Annual Meeting of Stockholders of Annie's Homegrown, Inc. (the "Company") which will be held at 10:00 a.m. (Eastern Standard Time) on Monday, September 14, 1998 at the Sheraton Colonial Hotel, One Audubon Road, Wakefield, MA, for the following purposes:

   1.   To elect a Board of Directors for the ensuing year.

   2. To ratify the selection of the firm of KPMG Peat Marwick LLP as auditors for the fiscal year ending March 31, 1999.

   3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

   Only stockholders of record at the close of business on July 28, 1998, the record date, are entitled to notice of, and to vote at, the Annual Meeting.

                              By Order of the Board of Directors


                              Deborah Churchill Luster
                              Secretary
Wakefield, Massachusetts
July 29, 1998


      YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE MEETING
DATE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.  IF YOU ATTEND THE ANNUAL
 MEETING, YOU MAY VOTE YOUR SHARES IN PERSON BY COMPLETING A BALLOT OR PROXY AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE
  ANNUAL MEETING.

                            ANNIE'S HOMEGROWN, INC.
                                395 Main Street
                              WAKEFIELD, MA 01880
                                (781) 224-1172
                               _________________

                                PROXY STATEMENT
                               _________________

                                 JULY 29, 1998

   Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Annie's Homegrown, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Eastern Standard Time) on Monday, September 14, 1998 at the Sheraton Colonial Hotel, One Audubon Road, Wakefield, MA, and any adjournments thereof (the "Meeting").

   Only holders of the Company's common stock, $.001 par value per share (the "Common Stock"), of record as of the close of business on July 28, 1998, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Meeting. As of the record date, 4,548,168 shares of Common Stock of the Company were issued and outstanding. Holders of Common Stock are entitled to cast one vote for each share held of record by them on each proposal submitted to a vote at the Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Company at the address set forth above at any time before it is exercised, or (ii) voting in person at the Meeting.

   The persons named as attorneys in the proxy, Deborah Churchill Luster and Andrew Martin, were selected by the Board of Directors and are directors and/or officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by so marking the proxy in the space provided thereon. Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR any such proposal if no specification is indicated.

   In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of the firm of KPMG Peat Marwick LLP as the auditors for the fiscal year ending March 31, 1999, all as further described in this Proxy Statement.

   The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, including any proposal to adjourn the Meeting, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

   An Annual Report to Stockholders, containing financial statements for the fiscal year ended March 31, 1998, is being furnished together with this Proxy Statement to all stockholders entitled to vote. This Proxy Statement and the form of proxy were first mailed to stockholders on or about July 29, 1998.

                               VOTING PROCEDURES

   The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions are counted as present for purposes of determining the presence or absence of a quorum for the Meeting.

   All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified in such proxies. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The six nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward such nominee's achievement of a plurality. Votes at the Meeting will be tabulated by one or more independent inspector of elections appointed by the Company.

   For all other matters being submitted to stockholders at the Meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes against the matter.

          SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

   The following table sets forth as of July 15, 1998 certain information regarding the ownership of the Company's voting securities by (i) each person who, to the knowledge of the Company, beneficially owned more than 5% of the Company's voting securities outstanding at such date, (ii) each director (or nominee for director) of the Company, (iii) each Named Executive Officer (as defined below under "Compensation and Other Information Concerning Directors and Officers--Executive Compensation") and (iv) all directors (and nominees for director) and executive officers as a group:

                                                                 Amount and Nature of                  PERCENT OF
                  Name and Address (1)                       Beneficial Ownership (2)(3)               CLASS (4)
                  --------------------                       ---------------------------               ----------
Ann E. Withey (5)
c/o Annie's Homegrown, Inc.
395 Main Street
Wakefield, MA  01880                                                    1,704,209                         36.76%

Andrew M. Martin (6)
c/o Annie's Homegrown, Inc.
395 Main Street
Wakefield, MA  01880                                                    1,714,993                         36.59%

Ronald L. Cheney                                                           52,238                          1.15%

Deborah Churchill Luster (7)                                              149,092                          3.24%

Brady Bevis (8)                                                            11,000                            *

Patrick DeTemple                                                                0                            *

All directors and executive officers
   as a group (8 persons) (9)                                           3,751,086                         76.46%

__________________

*    Less than 1% of total voting securities.
(1) Pursuant to rules of the Securities and Exchange Commission ("SEC"), addresses are provided only for 5% beneficial owners.

(2) Except as otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares shown as owned, based on information provided to the Company by the persons and entities named in the table.
(3) Shares of Common Stock subject to stock options exercisable within 60 days of July 15, 1998 are deemed outstanding for computing the percentage of the person or group holding such securities.
(4) Percentage of beneficial ownership is calculated on the basis of the amount of outstanding securities at July 15, 1998 (4,548,168) plus, for each person, any securities that such person has the right to acquire within 60 days pursuant to stock options or other rights.
(5) Includes 87,287 shares of Common Stock issuable upon exercise of certain options granted pursuant to the Company's 1990 Option Plan.
(6) Includes 139,261 shares of Common Stock issuable upon exercise of certain options granted pursuant to the Company's 1990 Option Plan.
(7) Includes 54,212 shares of Common Stock issuable upon exercise of certain options granted pursuant to the Company's 1990 Option Plan; includes 3,000 shares held in trust for her minor child as to which Ms. Churchill Luster is the custodian; and 600 shares held jointly with her husband.
(8) Includes 10,000 shares of Common Stock issuable upon exercise of certain options granted as directors' compensation.
(9) Includes 358,091 shares of Common Stock issuable upon exercise of certain options granted to directors and executive officers pursuant to the Company's 1990 Option Plan. Includes 36,000 shares subject to options exercisable at $2.00 per share granted to Paul Nardone on August 31, 1993 by Mr. Martin and Ms. Withey. Excludes 37,500 shares issuable to Mr. Nardone pursuant to an Employment Agreement between Mr. Nardone and the Company dated November 26, 1996.

                   ELECTION OF DIRECTORS (PROXY ITEM NO. 1)


          The Board of Directors of the Company has nominated the following persons for election as directors of the Company at the Meeting (the "Nominees"). With the exception of Mr. Cheney, all Nominees are currently members of the Company's Board of Directors. The Nominees and the year they first joined the Board of Directors are:


           Nominee                          Year First Joined Board
           -------                          -----------------------

       Ann E. Withey                                1989
       Andrew M. Martin                             1989
       Ronald L. Cheney
       Deborah Churchill Luster                     1991
       Brady Bevis                                  1995
       Patrick DeTemple                             1996

          The directors of the Company are elected annually and hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified or until their earlier death, resignation or removal. The Board of Directors knows of no reason why any Nominee should be unwilling or unable to serve, but if such should be the case, proxies will be voted for the election of a substitute nominee nominated by the Board of Directors or the Board of Directors may vote to fix the number of directors at a lesser number, but not less than three (3). A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Meeting is required for the election of a Nominee. See "Voting Procedures" above.

     The Company's By-Laws presently fix the number of directors at seven. The Board of Directors has named fewer nominees than the number of directors fixed by such By-Laws because it is seeking to appoint one additional director in the future. As of the date of this Proxy Statement, no person has been offered this position, nor has any person agreed to fill this vacancy. Proxies cannot be voted for a greater number of persons that the number of nominees named herein.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE
                   NOMINEES AS DIRECTORS OF THE CORPORATION

COMPENSATION OF DIRECTORS

          The Board of Directors has the authority to determine a fixed sum to be paid to directors for attendance at each meeting of the Board or a stated salary as a director. Directors may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees of the Board may be allowed like compensation for attending committee meetings. Except as set forth above, no director is, or will be, paid any salary, fees or other compensation for services as a director, except for shares and stock options which may be granted from time to time to non-employee members of the Board of Directors pursuant to the 1996 Option Plan.

          Each non-employee director elected on or after January 1, 1996 is eligible to receive stock options to purchase 1,000 shares of Common Stock at an exercise price equal to the fair market value of such Common Stock at the date of grant pursuant to the Company's 1996 Stock Plan. All stock options become vested on the first anniversary of the date of grant and would expire if not exercised within three years after becoming vested.

INFORMATION CONCERNING DIRECTORS

          Ms. Kare Anderson and Mr. Paul Geffner resigned from the Company's Board of Directors on December 19, 1997, and December 23, 1997, respectively. Mr. DeTemple resigned from the Board's Audit and Compensation Committees on May 20, 1998. The Board of Directors met two (2) times during the twelve months ended March 31, 1998. Neither the Audit Committee nor the Compensation Committee met during the twelve month period ended March 31, 1998. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors which were held during his or her period of service during fiscal year 1998.

      Committees
      ----------

          The Board of Directors disbanded its Audit Committee, previously comprised of Messrs. Paul Geffner, DeTemple and the Company's Chief Financial Officer, Mr. Raiff, on July 9, 1998. The Board of Directors formed a Compensation Committee on October 27, 1997, initially comprised of Ms. Anderson, Ms. Bevis, Mr. DeTemple and Mr. Geffner. Following the resignations of Ms. Anderson and Mr. Geffner from the Board, Ms. Churchill Luster was elected to serve on the Compensation Committee. At present, the Compensation Committee consists of Ms. Churchill Luster and Ms. Bevis. The Company does not currently have a standing audit committee or nominating committee.

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth the Nominees to be voted upon at the Meeting and the executive officers of the Company, their ages, and the positions currently held by such persons with the Company.

                NAME                  AGE                     POSITION
                ----                  ---                     --------

  Ann E. Withey                       35        Inspirational President and Director
  Andrew M. Martin                    44        Chief Executive Officer and Director
  Deborah Churchill Luster            36        Vice Chairman, Corporate Secretary and Director
  Paul Nardone                        30        President and Chief Operating Officer
  Neil Raiff                          41        Chief Financial Officer and Treasurer
  Brady Bevis                         53        Director
  Ronald L. Cheney                    62        Director
  Patrick DeTemple                    46        Director

          ANN E. WITHEY co-founded the Company in 1989 and is a director and the Company's Inspirational President. Ms. Withey has served as a director of the Company since 1989. Ms. Withey's responsibilities include new product development and consumer correspondence and relations. Ms. Withey was co-founder of Smartfood, Inc. and creator of the original recipe for Smartfood Popcorn. Smartfood, Inc. was sold to Frito-Lay a division of PepsiCo in 1989. Ms. Withey and her husband own and operate a small organic produce farm in Connecticut. Ms. Withey actively supports a variety of programs that benefit women, children, education and the environment. Ms. Withey holds a B.A. degree from the University of Connecticut.


          ANDREW M. MARTIN co-founded the Company and is the Company's Chairman and Chief Executive Officer. His responsibilities include various aspects of strategic planning, product development, finance and sales and marketing. Mr. Martin was a co-founder, President and Chairman of Smartfood, Inc. He presently divides his time approximately equally between homes the United States and New Zealand. Mr. Martin actively supports a variety of programs that benefit women, children, education, and the environment. He has also created several successful programs to benefit the homeless and the environment including S.A.V.E., Be Green/(R)/, Bottle Bag, and the Company's community programs.

          PAUL NARDONE is the Company's President and Chief Operating Officer. Mr. Nardone is responsible for managing the Company's strategic national sales plan. In 1988, Mr. Nardone founded The Olde Boston Snacks brand which is distributed by Galaxy Foods, Inc., which he continues to serve in an advisory capacity. In 1990, Mr. Nardone founded New England Snacks, Inc., a regional snack food distributorship. In March, 1992, New England Snacks, Inc. was sold to Alternative Distributors where Mr. Nardone was Vice President of Sales until joining the Company in 1993. Mr. Nardone holds a B.A. degree from Tufts University.

          DEBORAH CHURCHILL LUSTER is the Company's Vice Chairman and Secretary. She has been a director since 1991. From January 1991 through October 1996, Ms. Churchill Luster served as the Company's President. Ms. Churchill Luster presently is employed by the Company on a part-time basis, working closely with the Company's Chief Operating Officer on various Company matters. She has been honored by many groups on behalf of issues relating to women, business and the environment. Prior to joining the Company in May 1990, Ms. Churchill was a District Loan Officer, in charge of all loan operations in Northern California, with Glendale Federal Bank of San Mateo California. Ms. Churchill Luster holds a B.A. degree in Economics from the University of California at Santa Barbara.

          NEIL RAIFF is the Company's Chief Financial Officer. From 1989 to September 1994, Mr. Raiff served in this capacity as an independent contractor. In October 1994, Mr. Raiff became a part-time employee, and in May 1995 he joined the Company on a full-time basis. Mr. Raiff is responsible for all day-to-day financial and administrative functions of the Company including financial forecasting and strategic planning, expense control, accounting, banking and insurance relationships. From 1991 to May 1995, Mr. Raiff was a public accountant in private practice. Mr. Raiff holds a B.S. degree in Accountancy from Bentley College, and is a certified public accountant.

          BRADY BEVIS has been a director since 1995, and presently serves on the Board's Compensation Committee. Ms. Bevis is a public interest lawyer and businesswoman, and currently is the Program Coordinator for the Bay Area Multimedia Partnership. Ms. Bevis was formerly on the Board of Supervisors for the County of Marin, California, during which she ended the 17-year polarization over the conversion of Hamilton Air Force Base and started a collaborative process for planning its future. Prior to elected office, Ms. Bevis was Chair of the Marin SANE/Freeze, active in the nationwide Lawyers Alliance on Nuclear Policy, and the Marin County Peace Conversion Commission. Ms. Bevis was a founding member of Marin Action, Exodux - establishing residential treatment facilities for autistic children, and the Marin County Commission on Homelessness. In addition, Ms. Bevis has served on the Boards of Directors for numerous organizations including The California Council on Partnerships, Marin Conservation League, and the California Elected Women's Association for Education and Research.

          RONALD L. CHENEY is currently a co-principal of an unregistered fund of funds. He retired from the practice of law in 1996 and currently resides in Christiansted, US Virgin Islands. Prior to retirement, Mr. Cheney worked for the last ten years as a sole practitioner specializing in the area of securities law. Mr. Cheney has been a panelist at discussions on securities litigation, lectured in law school, and published articles on securities law.

          PATRICK DeTEMPLE has been a director of the Company since 1996. Mr. DeTemple is an attorney with a history of commitment to social issues. Mr. DeTemple has extensive experience in community, labor and political organizing, negotiations, and campaigns. As an attorney, Mr. DeTemple practiced immigration law and has worked with labor organizations (United Farm Workers, Service Employees), community groups, and political organizations (California Democratic Party and various candidates). In 1989 and 1990, Mr. DeTemple served as the National Field Director for Earth Day 1990. He also has served as an attorney for the City of Cambridge, Massachusetts, and as a senator's chief of staff in
the Massachusetts legislature.   During the 1980's, Mr. DeTemple traveled,
worked, wrote and spoke extensively on events in Central America and the Philippines. Mr. DeTemple holds degrees from Brown, Northeastern, and Harvard Universities, and is a member of the state bar associations of Massachusetts and California.

                      COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

          The following table sets forth for the fiscal years ended December 31, 1996, March 31, 1997 and March 31, 1998, a summary of compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of its four other most highly compensated executive officers (the "Named Executive Officers") at March 31, 1998. The values reported for the fiscal year ended March 31, 1997 have been adjusted to give effect to a change in the Company's fiscal year from December 31 to March 31, effective as of March 27, 1997.

SUMMARY COMPENSATION TABLE

                                                                                            SECURITIES
         NAME AND                   YEAR                                                    UNDERLYING             ALL OTHER
         PRINCIPAL                               SALARY /(1)/       BONUS/(2)/              OPTIONS /(2)/        COMPENSATION /(3)/
         POSITION
                                                     ($)              ($)                       (#)
------------------------------------------------------------------------------------------------------------------------------------


ANDREW M. MARTIN                    1998       $    82,500        $      --                        --                $    22,278
                                    ----
Chief Executive Officer             1997            79,500               --                        --                     12,682
                                    ----
                                    1996            75,000               --                        --                      9,307
                                    ----

ANN E. WITHEY                       1998       $    73,500        $      --                        --                       --
                                    ----
Inspirational President             1997            79,500               --                        --                       --
                                    ----
                                    1996            75,000               --                        --                       --
                                    ----

PAUL NARDONE                        1998       $    69,750        $    19,288                      --                       --
                                    ----
President, Chief                    1997            65,500              7,958                      --                       --
                                    ----
Operating Officer                   1996            61,000                --                       --                       --
                                    ----

NEIL RAIFF                          1998       $    61,500        $       --                       --                       --
                                    ----
Chief Financial                     1997            60,000                --                       --                       --
                                    ----
Officer, Treasurer                  1996            60,000                --                       --                       --
                                    ----

DEBORAH CHURCHILL LUSTER            1998       $    22,375        $       --                       --                       --
                                    ----
Secretary                           1997            28,750                --                       --                       --
                                    ----
                                    1996            37,500                --                       --                       --
                                    ----

_________________

(1) Amounts shown do not include the cost to the Company of personal benefits, the value of which did not exceed 10 percent of the aggregate salary and bonus compensation for each Named Executive Officer.

(2) Pursuant to an Employment Agreement between Mr. Nardone and the Company dated November 26, 1996, Mr. Nardone receives a quarterly cash bonus and a fixed number of stock options based on the amount by which the Company's actual performance exceeds budget during the preceding quarter. Mr. Nardone has earned, and is owed, stock options to purchase 37,500 shares of Common Stock. Such stock options have not been granted by the Board of Directors. When approved by the Board, these options will be granted under the Company's stockholder-approved 1996 Stock Plan at the fair market value as of the date of grant.

(3) Other compensation to Mr. Martin includes imputed interest on indebtedness to the Company, the personal portion of rent and telephone expenses paid by the Company on Mr. Martin's behalf. See "Certain Relationships and Related Transactions."

OPTION GRANTS IN LAST FISCAL YEAR

  No stock options were granted to the Named Executive Officers during the 1998 fiscal year.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth information with respect to the Named Executive Officers concerning the exercise of stock options during the fiscal year ended March 31, 1998 and unexercised stock options held as of March 31, 1998.

                                                                  NUMBER OF         VALUE OF
                                                                  SECURITIES        UNEXERCISED
                                                                  UNDERLYING        IN-THE-MONEY
                                                                  UNEXERCISED       OPTIONS AT
                                                                  OPTIONS AT FY-    FY-END ($) (1)
                                                SHARES ACQUIRED   END               EXERCISABLE/
                                                                  EXERCISABLE/
NAME                                            on Exercise       UNEXERCISABLE     UNEXERCISABLE
----                                            -----------      -------------      -------------

Andrew M. Martin, Chief Executive Officer           84,552          139,261/        $512,506/
                                                                       0                $0

_______________________
(1) Calculated based on the initial public offering price of the Company's Common Stock ($6.00), minus the exercise price of the option

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  REPAID LOAN TO RELATED PARTY

  Andrew M. Martin, Chairman and Chief Executive Officer and a director of the Company, is also the majority stockholder of Simple Packaging Solutions, Inc. ("Simpak"), with which he held similar offices until April 1997. Neil Raiff, Chief Financial Officer and Treasurer of the Company, also previously held similar offices with Simpak. Ann E.. Withey and Deborah Churchill Luster are stockholders of Simpak. Simpak has borrowed from the Company, for which it was charged interest at the rate of 11% per annum. At March 31, 1997, there was an outstanding balance of $67,598 which was fully repaid in April 1997.

  LOAN TO OFFICER

     Andrew M. Martin, Chairman and Chief Executive Officer and a director of the Company, borrowed $75,000 from the Company on June 30, 1995 pursuant to an unsecured demand note accruing interest at 11% per annum. As of July 15, 1998, the full principal balance of the loan was outstanding. Pursuant to a resolution adopted by the Company's Board of Directors in October 1997, Mr. Martin entered into a secured promissory note providing for interest payable quarterly at the Medium-Term Federal Reference Rate, secured by 25,000 shares of the Company's Common Stock owned by Mr. Martin, which stock was deposited in an escrow account established for this purpose, together with stock powers in blank authorizing the resale of such shares under the applicable rules and regulations of the Securities and Exchange Commission, and restricting the resale of other shares of the Company's Common Stock owned by Mr. Martin under certain circumstances.

  DUE FROM OFFICER

  The Company periodically pays certain personal expenses of Mr. Martin which are accounted for on the Company's books as "Due From Officer." The total amount of such advances outstanding on March 31, 1998 was $20,688.


  STOCK LOANS

  Pursuant to Section 8 of the 1990 Option Plan, the Company made loans to Ms. Churchill Luster, Mr. Martin and Ms. Withey in the amounts of $49,735.20, $67,641.60 and $67,641.60, respectively, to enable each employee of the Company to purchase shares of Common Stock upon exercise of certain options which previously were granted to such employees. In each case, the options were granted on October 1, 1992 for a term of five years at exercise price of $.80 per share. The terms of the Stock Purchase and Loan Agreements ("Stock Loans") provide for annual interest at the rate of 6.34%, the Mid-Term Applicable Federal Rate in effect for October 1997. Interest is payable annually on October 1. The entire outstanding principal is due on the October 1, 2002. The terms of the Stock Loans further provide for the Company to pay all interest due on the foregoing loan on the employees' behalf, plus 1/5 of the original principal amount of such loans, providing that the employee is still employed by the Company on September 30 of each year during the life of the obligation. Additionally, the Stock Loans provide for acceleration and repayment by the Company in the event of a "change of control." Such payments of principal and interest shall be deemed to be compensation income to the employee. The Stock Loans are secured by the Common Stock (the "Pledged Shares") issuable upon exercise of the options. In the event of the employee's termination by the Company for good cause, the Pledged Shares are subject to repurchase by the Company at $.80 per share. In the event of termination for other than good cause, the employee may obtain title to the Pledged Shares by payment of all outstanding principal and interest due on his or her Stock Loan, or resell the Pledged Shares to the Company at $.80 per share.


  TRANSACTIONS WITH AHA!, INK.

     The Company entered into a licensing agreement with Aha! Ink (the "License") dated March 21, 1997 pursuant to which Aha! Ink has been granted an exclusive license for a period of up to ten years to use certain of the Company's trademarks (the "Marks"), principally the character Bernie/(R)/, in children's books and other publications for children. As consideration for the License, the License provides for an initial payment to the Company of 5% of the capital stock of Aha! Ink, and royalties, payable quarterly, equal to 2.5% of
Licensee's gross receipts attributable to the use of the Marks.   Aha! Ink is
controlled by Heather Smith Martin, the wife of Andrew M. Martin who, in addition to being an executive officer and director of the Company, is also an officer of Aha! Ink. Mr. Martin and Deborah Churchill Luster are stockholders of Aha! Ink and presently serve on its Board of Directors. Subsequent to the end of the latest fiscal year, the Company paid approximately $20,000 to Aha! Ink for children's books.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Not applicable.

          PROPOSAL TO RATIFY SELECTION OF AUDITORS (PROXY ITEM NO. 2)

  The Board of Directors has selected the firm of KPMG Peat Marwick LLP, independent certified public accountants, to serve as auditors for the fiscal year ending March 31, 1998. KPMG Peat Marwick LLP has served as the Company's auditors for the past three (3) fiscal years. Representatives of KPMG Peat Marwick LLP are not expected to be in attendance at the Meeting.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF KPMG
                         PEAT MARWICK LLP AS AUDITORS

                             STOCKHOLDER PROPOSALS

  It is contemplated that the next Annual Meeting of Stockholders will be held on or about October 1, 1999. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting, proposals must comply with Securities and Exchange Commission rules and regulations and be received at the Company's principal executive offices not later than July 31, 1999. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

                           EXPENSES AND SOLICITATION

  The costs of printing and mailing proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders following the original solicitation.

                                OTHER BUSINESS

     The Board of Directors knows of no other items that are likely to be brought before the Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

                         By Order of the Board of Directors



                         Deborah Churchill Luster
                         Secretary

Wakefield, Massachusetts
July 29, 1998

     ANNIE'S HOMEGROWN, INC. WILL FURNISH WITHOUT CHARGE TO EACH PERSON A COPY OF THIS PROXY STATEMENT, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF A WRITTEN REQUEST SENT TO THE SECRETARY OF ANNIE'S HOMEGROWN, INC., 395 MAIN STREET, WAKEFIELD, MASSACHUSETTS, 01880.

      [Annie's Homegrown "Rabbit of Approval" Graphic Logo Appears Here]

To Annie's Stockholders:

Annie's Homegrown, Inc. is your company!

As Annie's stockholders, you have an opportunity to vote on issues which affect your Company. Please return your proxy card in the addressed stamped envelope as soon as possible with YOUR vote. Thank you for sharing in the future of Annie's.



                             ---- Detach Here ----

                                     PROXY

                            ANNIE'S HOMEGROWN, INC.

                                395 MAIN STREET
                        WAKEFIELD, MASSACHUSETTS 01880

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                              SEPTEMBER 14, 1998

The undersigned hereby appoints Deborah Churchill Luster and Andrew M. Martin, and each of them singly, true and lawful agents and proxies for the undersigned, with full power of attorney and power of substitution, to represent the undersigned and vote all shares of capital stock of any class which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of Annie's Homegrown, Inc. (the "Company") to be held on Monday, September 14, 1998, at 10:00 a.m., at the Sheraton Colonial Hotel, One Audubon Road, Wakefield, Massachusetts, and at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated July 29, 1998, receipt of which is hereby acknowledged.


                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[SEE REVERSE SIDE]                                            [SEE REVERSE SIDE]

                             ---- DETACH HERE ----


     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEE DIRECTORS AND FOR THE PROPOSAL IN
ITEM 2.  A VOTE TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY TAKEN UNDER
ITEM 3 WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS HEREINBEFORE NAMED AS ATTORNEYS.

1. To elect a Board of Directors for the ensuing year.

   NOMINEES: Ann E. Withey, Andrew M. Martin, Deborah Churchill Luster, Brady Bevis, Ronald L. Cheney and Patrick DeTemple.

        FOR                         WITHHELD              MARK HERE
[_]     ALL                 [_]     FROM ALL              IF YOU PLAN    [_]
     NOMINEES                       NOMINEES              TO ATTEND
                                                          THE MEETING

                                                          MARK HERE
                                                          FOR ADDRESS    [_]
                                                          CHANGE AND
                                                          NOTE BELOW

[_]
    --------------------------------------
    For all nominees except as noted above



                                              FOR       AGAINST      ABSTAIN
2. To ratify the selection of the firm of     [_]         [_]          [_]
   KPMG Peat Marwick LLP as auditors
   of the Company for the fiscal year
   ending March 31, 1999.

3. To transact such other business as may properly come before the meeting and any adjournment thereof.

THIS PROXY GRANTS DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE NOMINEE OF THE BOARD OF DIRECTORS IF ANY NOMINEE FOR DIRECTOR LISTED HEREIN IS UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE AS A DIRECTOR (UNLESS AUTHORITY TO VOTE FOR ALL NOMINEES OR FOR THE PARTICULAR NOMINEE WHO CEASED TO BE A CANDIDATE IS WITHHELD.)

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED PRE-PAID, PRE-ADDRESSED ENVELOPE.

IMPORTANT: Please date this Proxy and sign exactly as your name(s) appear(s) hereon. If stock is held jointly, each owner should sign. If signing as an attorney, executor, administrator, trustee, guardian or other fiduciary please give your full title as such.



Signature:                                       Date:
          -------------------------------------       ------------------------


Signature:                                       Date:
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